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                                                                  EXHIBIT 10.01

                          LOAN AND SECURITY AGREEMENT


I.       Definitions.  As used herein:

A.       "Date of Agreement" is:            March 18, 1999.

         B.        "Borrower" is:           Briar & Wood, Inc., a New York
                                            corporation
                                            21 East 40th Street
                                            New York, N.Y. 10016

         C.        "BHL" is:                Beverly Hills, Ltd., a Utah
                                            corporation
                                            2221 Peachtree Road N.E., # D-274
                                            Atlanta, Ga. 30309

         D. "Collateral" means: (a) 100 shares of Borrower's no par value common stock, constituting all of the issued and outstanding capital stock all of Borrower (the "Stock"); (b) all accounts receivable of Borrower now existing and hereafter coming into being (the "Receivables"); (c) all that certain equipment and other tangible personal property of Borrower listed or described in Exhibit "A" hereto attached (the "Equipment"); and all proceeds of any or all the foregoing in whatever form received, whether cash or non-cash ("Proceeds").

         E. "Obligations" means any and all indebtedness, obligations and liabilities of Borrower to BHL of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement, or book account they may be evidence, or whether evidenced by any instrument, agreement, or book account, including, without limitation: all loans (including any loan by renewal or extension); all indebtedness, all undertakings to take or refrain from taking any action; and all interest, taxes, fees, charges, expenses, and attorney's fees chargeable to Borrower or incurred by BHL pursuant to this Agreement (which shall not be construed as including any fees incurred in the negotiation or execution of this Agreement) or in any other document or instrument delivered hereunder or as a supplement hereto.

         F. "Prime Rate" means the rate of interest charged by Chase Bank, N.A. described by said bank as its prime rate, as the same may exist and be changed from time to time; provided, however, that in the event that Chase Bank, N.A. fails or ceases to publish a prime rate of interest for any reason, then the applicable rate of interest shall be the prime rate as published in the "Money Rates" section of the Wall Street Journal from time to time.

         G. "Borrower's Rate" means the rate of interest to be charged by BHL to Borrower hereunder, which is the Prime Rate plus 1 percent.

         H. "Borrowing Limit" means an amount equal to $950,000.



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         I. "Event of Default" means each and every event specified in Article
XI of this Agreement.

         To the extent not defined in this Article I, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them by Article 9 of the Uniform Commercial Code in force in the State of New York as of the Date of Agreement, to the extent the same are used or defined therein.

II.      Agreement to Lend; Purposes

         A. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and covenants made and the security interests granted to BHL by Borrower in this Agreement, BHL agrees to lend to Borrower such amounts as Borrower may from time to time request, and in increments and at such intervals as Borrower may from time to time determine consistent with
Article VI of this Agreement and Exhibit "B" hereto attached, provided that the aggregate principal amount of the loans shall not exceed the Borrowing Limit.

         B. The loans to be made pursuant to this Agreement are intended by the parties, and are agreed to by BHL, for the purpose of enabling Borrower to expand its business including, in particular, the circulation of the "Golfer Magazine" presently published by Borrower and the marketing of advertising space in said magazine, so as to increase Borrower's revenues and enhance its profitability. More specifically, the parties intend and agree that the proceed of the loans may be utilized only in those ways itemized in Exhibit "B" hereto attached.

III.     Representations and Warranties.

         As a material inducement to BHL to make loans to Borrower hereunder, Borrower represents and warrants to BHL, and such representations and warranties shall be continuing representations and warranties during the term of this Agreement and so long thereafter as any Obligations shall remain outstanding, as follows:

         A. Any and all sums borrowed by Borrower pursuant to this Agreement shall be requested, obtained and utilized, directly or indirectly, solely for the purposes set forth in Article II, Section B of this Agreement and in Exhibit "B" hereto attached. The loans pursuant to this Agreement are not intended and shall not be utilized in order to repay any other indebtedness of Borrower or of any other person existing as of the Date of Agreement, or to make any loans or advances to any third party, or to make any payments of dividends or other distributions (in whatever form, and however denominated) to any stockholder or other affiliated person, or for any other purpose except as stated.

         B. Borrower has been duly incorporated and organized and is existing as a corporation in good standing under the laws of the State of New York, and is duly qualified and in good standing as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of


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its properties requires qualification. Borrower has the power and authority to own its properties and assets, to conduct its business, to enter into and perform this Agreement, and any other document or instrument delivered in connection herewith, and to incur the Obligations.

         C. Borrower utilizes no trade names in the conduct of its business other than "The Golfer", and has not changed its name, been the surviving entity in a merger, acquired any business, or changed the location of its chief place of business or chief executive office or the location of its records with respect to Receivables.

         D. Borrower is not in default with respect to any agreement to which it is a party or by which it is bound. The execution and performance of this Agreement and any other document or instrument to be delivered hereunder or as a supplement hereto will not violate any law or the terms of the incorporation documents or bylaws of Borrower, nor will it violate or result in a default or in the creation or imposition of any lien or encumbrance upon any of the assets of Borrower (immediately, with the passage of time, or with the giving of notice and the passage of time) under any other contract, agreement or instrument to which Borrower is a party or by which Borrower is bound, nor will it result in the acceleration of any obligation under any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment or decree, or in the termination of any license, franchise, lease or permit, to which Borrower is a party or by which it is bound; and it will not violate or conflict with any other restriction of any kind or character to which Borrower is subject.

         E. This Agreement and any document or instrument to be delivered hereunder or as a supplement hereto and the transaction contemplated hereby or thereby have been duly authorized and/or executed and delivered, as appropriate, and constitute valid and legally binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         F. Except for the security interest granted herein, Borrower is the sole owner of the Collateral free from any adverse lien, security interest, encumbrance or adverse claim.

         G. There is no claim, loss contingency, litigation, or proceeding whether or not pending, threatened or imminent against or otherwise affecting Borrower which involves the possibility of any judgment or liability, except as listed in Schedule III.G. hereto attached.

         H. Borrower is the owner of its properties, free and clear of all security interests, encumbrances, or liens, except liens which arise by operation of law with respect to obligations of Borrower which are not yet due and payable.

         I. The financial statements furnished to BHL by Borrower, if any, are complete and accurate presentations of the financial condition of Borrower as of the respective dates thereof, and have been prepared in accordance with generally accepted accounting principles consistently applied. Since the respective dates of the financial statements there has been no material adverse change in the financial condition of Borrower and there has been no transaction other than in the ordinary course of the business of Borrower.


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         J. The address of the chief executive office and chief place of business of Borrower is Borrower's address shown in Article I, and Borrower has no other places of business. All records pertaining to the Collateral are kept at Borrower's said address.

         K. Borrower has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

         L. Borrower has complied with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America and all states, counties, municipalities and agencies with respect to the rendition of its services and/or the conduct of its business.

         M. No representation, warranty or statement by Borrower contained herein or in any certificate or other document furnished or to be furnished by Borrower pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading.

         N. No consent or approval of any person, no waiver of any lien or other similar right, and no consent, license, approval, authorization, or declaration of any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Agreement or any other agreement, instrument or document to be executed or delivered in connection herewith.

IV.      Payment Provisions

         A. Interest on any sums loaned by BHL to Borrower during the first year following the execution of this Agreement shall be accrued until the expiration of one year from the date of this Agreement. Said interest shall be computed daily at Borrower's Rate. At the expiration of one year from the date of this Agreement, all such interest shall be added to principal, and the new principal amount shall thereafter continue to bear interest, computed daily at Borrower's Rate.

         B. Thereafter, Borrower shall make twelve (12) consecutive monthly payments of interest in arrears, commencing on April 1, 2000 and continuing on the first day of each of the next eleven months thereafter.

         C. Thereafter, Borrower shall make consecutive monthly payments, commencing on April 1, 2001 and continuing on the first day of each of calendar month thereafter, each of which payments shall be comprised of interest in arrears and a principal payment equal to 1/120th of the outstanding principal balance as of the due date of that payment.

         D. Reference is made to that certain Stock Purchase Agreement dated of even date here- with, pursuant to which BHL has agreed to purchase all issued and outstanding shares in Borrower.


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The entire remaining principal balance of this loan and any and all interest theretofore accrued but remaining unpaid shall be due and payable in full, as a BALLOON PAYMENT on the later of (a) April 1, 2004 and (b) two years from the date of any default by BHL in respect of the payments which it is or will become obligated to make pursuant to Article 2 of said Stock Purchase Agreement (if such default is not timely cured in accordance with any applicable provisions thereof.

         E. Borrower also promises to pay to BHL, upon demand, any and all taxes, charges and expenses of every kind and description now or hereafter paid or incurred by BHL in connection with the transactions contemplated herein, except taxes upon BHL for its operation in the ordinary course of business.

         F. All payments and/or proceeds of Collateral shall be applied first to the payment of interest and all charges or expenses payable by Borrower hereunder (in such order as BHL may determine) and the balance, if any, to principal, any contrary designation or direction by Borrower notwithstanding.

V.       Conditions Precedent to Initial and Subsequent Loans

         Borrower shall satisfy the following conditions prior to the making of the initial loan and/or each subsequent loan by BHL hereunder, as follows:

         A.       Initial Loan

                  (1) All of the representations and warranties of Borrower set forth in Article III hereof shall be true and correct as of the date of the initial loan.

                  (2) Borrower shall be in full compliance with the terms and conditions hereof and no Event of Default shall have occurred and be continuing.

                  (3) Borrower shall have delivered to BHL, all in form and substance satisfactory to BHL:

                           (a) A certificate of the Secretary or other like
officer of Borrower containing copies of resolutions of the Board of Directors and/or Stockholders of Borrower authorizing the execution, delivery and performance of this agreement, any document or instrument to be delivered pursuant hereto or in connection herewith and the transactions contemplated herein and therein, and identifying the officer or officers authorized to execute this Agreement and such other documents and to make requests for loans hereunder.

                           (b) A certificate of reasonably recent date of the
Secretary of State of the state of incorporation of Borrower and a certificate of the Secretary of State of each state in which Borrower is qualified to do business as a foreign corporation, certifying that Borrower is in good standing in each such jurisdiction; and



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                           (c) Financing statements necessary to perfect the
security interest of BHL in the Collateral.

                  (4) Borrower and its shareholders shall have executed a Stock Pledge Agreement in the form attached hereto as Exhibit C, whereby all of the issued and outstanding stock of Borrower is pledged as collateral security for the Obligations.

         B.       Subsequent Loans or Draws

                  (1) All of the representations and warranties of Borrower set forth in Article III hereof shall be true and correct as of the date of each subsequent loan or draw.

                  (2) Borrower shall be in compliance with the terms and conditions hereof and no Event of Default shall have occurred and be continuing.

                  (3) BHL shall have received duplicate copies of the Loan Account bank statements and canceled checks (as provided in Article VII hereinbelow) and such other information and documentation as may be needed or as BHL may reasonably request in order to substantiate (a) the manner in which all prior loans or draws were expended and (b) that the proceeds of all prior loans or draws have been utilized substantially (whether directly or indirectly) in furtherance of the purposes stated in Article II, Section B of this Agreement and Exhibit "B" hereto attached. The documentation provided by Borrower shall in any event include copies of any contracts, proposals, pro formas and other documents as may be pertinent to each expenditure or group of related expenditures exceeding $5,000 in amount, to the extent that such documents may exist and be available.

VII.     Loan Account

         A. Borrower shall establish a separate checking account in Borrower's name (which may or may not be an interest-bearing account) at the bank where Borrower's other accounts are maintained, for purposes of this Agreement. Said account is sometimes referred to in this Agreement as the "Loan Account". All loans or draws pursuant to this Agreement, but no other funds, shall be deposited to said account. Said funds shall be utilized directly and solely in furtherance of the purposes stated in Article II, Section B of this Agreement and Exhibit "B" hereto attached, and there shall be no other disbursements from or other charges against said account with the exception of any bank service charges relating to said account.

         B. Borrower shall arrange for duplicate bank statements and copies of all related canceled checks relating to the Loan Account to be provided to BHL, when and as the same are provided to Borrower.


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VIII.    Grant of Security Interest

         To secure the payment and performance of the Obligations, Borrower hereby pledges, assigns and transfers to BHL, and grants to BHL a continuing security interest in and to, all of the Collateral.

IX.      Negative Covenants

         Borrower agrees that during the term of this Agreement and so long thereafter as any Obligations remain outstanding, it will not, without the prior written consent of BHL:

         A. Enter into any merger or consolidation or effect any reorganization or recapitalization or dissolve or liquidate.

         B. Mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance upon, any of its assets or property, real or personal, tangible or intangible, now owned or hereafter acquired, including but not limited to the Collateral, except: (i) liens in favor of BHL and (ii) liens arising by operation of law with respect to obligations of Borrower not yet due and payable.

         C. Assume, indorse, guarantee, or otherwise become liable for or upon the obligations of any person, partnership, corporation or other entity (other than endorsements for deposit in the ordinary course of business).

         D. Incur, create, assume, or permit to exist any indebtedness or liability for borrowed money or any other indebtedness except: (i) indebtedness to BHL and (ii) accounts payable incurred in the ordinary course of business.

         E. Issue, redeem, purchase, or retire any of the capital stock of Borrower or declare or pay any dividends (other than stock dividends), or make any other payment or distribution upon any of the capital stock of Borrower.

         F. Make any investment in, or make any loan or advance to, any person, partnership or corporation, including officers, stockholders or directors of Borrower.

         G. Purchase or otherwise invest in or hold securities, nonoperating real estate, or other nonoperating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by BHL or other comparable financial institutions.

         H. Enter into any sale-leaseback transaction, or sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets or any assets other than in the ordinary course of business and for fair value.

         I. Make or permit any substantial change in, or cease in whole or in part, its present business, or engage in any other activities apart from its present business.


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         J. Make any change for any reason whatsoever in the executive management, majority ownership or control of Borrower without the prior written consent of BHL.

         K. Engage in any transactions outside the ordinary course of business.

X.  Affirmative Covenants

         A. General Covenants. Borrower hereby covenants and agrees with BHL that it will, during the term of this Agreement and so long thereafter as any Obligations remain outstanding:

         i) Furnish BHL with quarterly financial statements, which shall be prepared by Borrower's regularly engaged accountants in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately reflect the financial condition of Borrower as of the end of the calendar quarter for which the statements are prepared and the income and expenses of Borrower during said calendar quarter.

         ii) Permit BHL, through its authorized attorneys, accountants and representatives, to examine the books, accounts, records, ledgers and assets of every kind and description of Borrower at all reasonable times.

         iii) Promptly notify BHL of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, a default under this Agreement, and promptly inform BHL of any events or changes in the business, properties or condition, financial or otherwise, of Borrower, which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Borrower.

         iv) Maintain in good standing its corporate existence in its jurisdiction of incorporation and its status as a foreign corporation qualified to do business in those jurisdictions where it is required to be qualified.

         v) Notify BHL not less than 30 days prior to (i) the change of its name or use of any trade names or (ii) any change in the address of the chief executive office and/or chief place of business of Borrower.

         vi) Keep complete and accurate books and records with respect to the business of the Borrower.

         vii) Upon the execution of this Agreement, Borrower is executing and delivering to BHL a Promissory Note in the amount of the Borrowing Limit, which shall evidence the Obligations. At any time and from time to time upon request of BHL, Borrower shall execute and deliver to BHL, in form and substance satisfactory to BHL, any and all such other documents in respect of the Obligations as BHL shall deem necessary or desirable to evidence the Obligations or perfect or


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maintain perfected the security interest of BHL in the Collateral, or which may be necessary to comply with the provisions of the law of the State of New York or the law of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located.

XI.      Events of Default and Acceleration.

         The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

         A. Default in the payment of any principal, interest or other charges in respect of any of the Obligations as and when due.

         B. Default in the observance or performance of any covenant or agreement of Borrower herein set forth or set forth in any agreement, note or instrument heretofore, now or hereafter executed by Borrower in favor of BHL.

         C. If any representation, warranty, certificate, schedule or other information made or furnished by Borrower herein or pursuant hereto is or shall be untrue or misleading in any material respect.

         D. Default in the performance of any material obligation of Borrower to any third party.

         E. If Borrower or any guarantor of any of the Obligations is permanently enjoined, restrained, or in any way prevented by court order from conducting all or any material part of its business affairs.

         If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, BHL may provide to Borrower written notice thereof and either 15 days' (in the case of a monetary default) or 30 days' (in the event of any other default) opportunity to cure the same. If Borrower shall fail to cure such default within the time afforded, all Obligations shall immediately be due and payable, without further notice, protest, presentment or demand, all of which are hereby expressly waived by Borrower.

XII.     Rights and Remedies

         A. Upon and after the occurrence of an Event of Default, BHL shall have, by way of example and not of limitation, the right to foreclose its security interest on any or all of the Collateral; any other rights and remedies contained in this Agreement, the Stock Pledge Agreement, and any other agreements, guarantees, notes, instruments, and documents heretofore, now, or at any time or times hereafter executed by Borrower and delivered to BHL; all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of New York as of the date of Agreement; and any and all other rights and remedies available at law or in equity for the protection of BHL's interest and the enforcement of its rights; all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.


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         B. Cumulation of Remedies. The rights and remedies of BHL upon default are cumulative and not alternative. Upon default of the Borrower, BHL may bring an action or proceeding to enforce the debt of Borrower without regard to whether it takes proceedings with respect to the Collateral. Institution of suit on the debt, procurement of judgment, levy and execution pursuant thereto shall not operate as a transfer of title to the Collateral to Borrower nor release the Borrower from any obligations under this Agreement.

         C. Waiver of Defenses. Borrower waives the right to assert against BHL or any assignee, any defense, counterclaim or setoff it could assert against BHL arising out of the any other agreement, in any action brought against Borrower under this Agreement.

XIII.    Term of Agreement

         A. The term of this Agreement shall commence on the Date of Agreement and shall continue in full force and effect and be binding upon Borrower until all Obligations shall have been fully paid and satisfied.

         B. Borrower may prepay any indebtedness due BHL, in whole or in part, at any time, without penalty.

XIV.     General Provisions

         A. The failure of BHL at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions in this Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Borrower and delivered to BHL shall not waive, affect or diminish any right of BHL at any time or times hereafter to demand strict performance thereof. No rights of BHL hereunder shall be deemed to have been waived by any act or knowledge of BHL, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of BHL. No waiver by BHL of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

         B. Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail and sent by registered mail, return receipt requested, postage prepaid, addressed to the party who is to receive same at the party's address shown in Article I, or to such other address as may be provided in writing prior to the giving of such notice by the party to be notified, on ten days' prior written notice to the other party, unless some other time period is specified herein.


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         C. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto.

         D. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement, and the entirety of this Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

         E. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of BHL and Borrower; provided, however, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of BHL.

         F. This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of said state; in the event that BHL brings any action hereunder in any court of record in New York or any court of the United States of America located in New York, Borrower consents and confers personal jurisdiction over the Borrower by such court or courts and agrees that service of process may be made upon the Borrower by mailing a copy of the summons to Borrower as provided in Article XIV, Section B., and in any action hereunder Borrower waives the right to demand a trial by jury.

         G. If, prior hereto and/or at any time or times hereafter, BHL shall employ counsel in connection with the execution and consummation of the transactions contemplated by this Agreement or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement, the Collateral, or any other agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Borrower and delivered to BHL, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of BHL hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral.

         H. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.



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         I. Each reference herein to BHL shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof.

         J. The term "Borrower" as used herein shall, if this Agreement is signed by more than one borrower, mean unless this otherwise provides or unless the context otherwise requires, the "Borrower and each of them" and each and every representation, promise, agreement and undertaking shall be joint and several except that the granting of the security interest, right of set-off and lien, shall be by each Borrower in its respective properties. If there is more than one borrower, any loan or advance hereunder shall be deemed to be made at the request of and for the benefit of each Borrower (since Borrowers are affiliates and/ or their respective businesses are closely integrated and interrelated).

         K. The article and section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.



Attest:                                        BRIAR & WOOD, INC.


/s/ illegible                                  By: /s/ illegible
-------------------------------                   ----------------------------
   Secretary                                         President



Attest:                                        BEVERLY HILLS, LTD.


/s/ Charles Williams                           By: /s/ Michael P. Hanlon
-------------------------------                   ----------------------------
   Secretary                                         President






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                                ACKNOWLEDGMENTS




STATE OF NEW YORK                  )

COUNTY OF NEW YORK                 )

                  On the ____ day of March, 1999, before me personally came
H. Kevan Pickens, as President of Briar & Wood, Inc., and attested to by _______________, as __________ Secretary, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they acknowledged that they executed the same as the act and deed of said corporation, voluntarily and for the purpose therein expressed.


                                            ------------------------------------
                                            NOTARY PUBLIC
                                            Printed Name:
                                                         -----------------------

My Commission expires:




STATE OF NEW YORK               )

COUNTY OF NEW YORK              )

                  On the ___ day of March, 1999, before me personally came Michael Hanlon, as President of Beverly Hills, Ltd., and attested to by Charles Williams, as Secretary, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they acknowledged that they executed the same as the act and deed of said corporation, voluntarily and for the purpose therein expressed.



                                            ------------------------------------
                                            NOTARY PUBLIC
                                            Printed Name:
                                                         -----------------------






My Commission expires:




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